                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 8, 1999



                        NEW PLAN EXCEL REALTY TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)


         MARYLAND                    1-12244                  33-0160389
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)         Identification Number)
     of Incorporation)


           1120 AVENUE OF THE AMERICAS
               NEW YORK, NEW YORK                               10036
    (Address of Principal Executive Offices)                  (Zip Code)


Registrants' telephone number, including area code:  (212) 869-3000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         Reference is made to the Rights Agreement (the "Rights Agreement"), dated as of May 15, 1998, between New Plan Excel Realty Trust, Inc. (formerly known as Excel Realty Trust, Inc.) (the "Company" or the "Registrant") and BankBoston, N.A. (the "Rights Agent"). The Company and the Rights Agent entered into the First Amendment to Rights Agreement, dated as of February 8, 1999 (the "Rights Amendment"). The Rights Amendment modifies the Rights Agreement (i) to provide that the preferred share purchase rights (the "Rights") governed by the Rights Agreement will expire on October 8, 2003 (rather than May 26, 2008), unless earlier redeemed, exchanged or terminated, (ii) to delete the definition of, and all references to, the term "Continuing Directors" throughout the Rights Agreement, (iii) to provide that the purchase price for each one-thousandth (1/1,000th) of a share of Series C Junior Participating Preferred Stock pursuant to the exercise of a Right will be $45.00 (rather than $100.00), subject to certain anti-dilution adjustments, (iv) to revise the type of merger or other acquisition transactions the consummation of which will terminate the Rights, and (v) to make certain other administrative changes.

         The Rights Amendment is attached hereto as an exhibit and incorporated herein by reference. The foregoing description of the Rights Amendment is qualified by reference to such exhibit. The Rights Agreement also is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         4.1 First Amendment to Rights Agreement, dated as of February 8, 1999, between the Company and the Rights Agent, filed as Exhibit 4.1 to the Company's Form 8-A/A, dated May 5, 1999 (No. 001-12244), and incorporated herein by this reference.

         4.2 Rights Agreement, dated as of May 15, 1998, between the Company and the Rights Agent, which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C, filed as
Exhibit 4 to the Company's registration statement on Form 8-A dated May 19, 1998, and incorporated herein by this reference.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NEW PLAN EXCEL REALTY TRUST, INC.



Dated:  May 5, 1999                          By:/s/ ARNOLD LAUBICH
                                                ------------------------------
                                                Arnold Laubich
                                                Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit
Number                                  Description
------                                  -----------
  4.1      First Amendment to Rights Agreement, dated as of February 8, 1999, between the Company and the Rights Agent, filed as Exhibit 4.1 to the
           Company's Form 8-A/A, dated May 5, 1999 (No. 001-12244), and incorporated herein by this reference.

  4.2 Rights Agreement, dated as of May 15, 1998, between the Company and the Rights Agent, which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as
           Exhibit C, filed as Exhibit 4 to the Company's registration statement on Form 8-A dated May 19, 1998, and incorporated herein by this reference.